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                                                                  Exhibit 10(iv)

         AGREEMENT made this 19th day of January, 1995.

BETWEEN:

                    HAVENSIGHT HOLDINGS LIMITED, a company
                    incorporated under the laws of the British Virgin
                    Islands

                    (hereinafter called "Havensight")

                                                              OF THE FIRST PART

                    - and -

                    INTERUNION FINANCIAL CORPORATION, a
                    corporation incorporated under the laws of Delaware

                    (hereinafter called "Interunion")

                                                             OF THE SECOND PART


         WHEREAS Havensight has sold to Interunion all of the issued and outstanding shares of Bearhill Limited ("Bearhill");

         AND WHEREAS Bearhill is the owner of the ITM computer software (the "ITM Software"), a computer program used to predict the timing of various markets;

         AND WHEREAS it is possible that the ITM Software may be sold to a third party;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements contained herein the parties covenant and agree as follows:

1. If the ITM Software is to be sold to any party Interunion hereby covenants and agrees that, immediately prior to such sale Havensight shall have the right to acquire fifty percent (50%) of the shares of Bearhill for a purchase price of $1.00.



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2.       It is hereby further agreed that if any shares of Bearhill, or any shares of any affiliate (as that term is defined in the Ontario Securities Act) of Bearhill are offered for sale to any Canadian corporation that is, or is an affiliate of, a bank, trust company, insurance corporation, brokerage or dealer, mutual fund dealer, or other financial institution (or any affiliate of any such corporation), in conjunction or connection with the sale, lease or other exploitation of the ITM Software, the parties hereto agree that they will become equal holders of the balance of the shares of Bearhill (or such affiliate of Bearhill) that are not sold to such Canadian corporations.

3. Each of the parties hereto shall do, execute, acknowledge, deliver or cause to be done, executed, acknowledged or delivered, all such furthre acts, deeds, documents, assignments, transfers, conveyances or powers of attorney as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this agreement.

         IN WITNESS WHEREOF this agreement has been executed by the parties hereto.

                                    HAVENSIGHT HOLDINGS LIMITED

                                    BY    /s/ J.P. Fruchet
                                          --------------------------



                                    INTERUNION FINANCIAL CORPORATION

                                    BY   /s/ Georges Benarroch
                                         ---------------------------


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